UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2015

Date of reporting period:	January 1, 2015 – June 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|15

Semiannual report

Putnam VT High Yield Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

Looking back on the first half of 2015, we can highlight some transitions in the financial markets. The U.S. economy has rallied from a brief dip during the first quarter, and bond yields have risen on a sustained basis in recent months. Firmer data on employment growth, wage gains, and consumer prices underscore this progress.

The Federal Reserve is monitoring these and other indicators as it considers raising interest rates, an action it has not taken since 2006. Higher interest rates can pose a risk to fixed-income investments, while also having a less direct impact on stocks by adding to business financing costs, among other effects.

Through mid-2015, U.S. stock market averages have continued near record-high levels. Although gains have been modest this year, the U.S. market has been more placid than China’s market, in which a dizzying advance gave way to a sharp pullback in June, and European markets that were caught up in Greece’s debt crisis. Global market conditions, we believe, call for a well-crafted and flexible strategy.

With the possibility that markets could move in different directions from here, it might be a prudent time to consult your financial advisor and determine whether any adjustments or additions to your portfolio are warranted.

In the following pages, your portfolio managers provide a perspective for your consideration. Putnam’s disciplined fundamental research promotes a culture of thinking proactively about risks. We share with Putnam’s managers a deep conviction that an active, research-driven approach can play a valuable role in your portfolio.

As always, thank you for investing with Putnam. We would also like to extend our thanks to Charles Curtis, who has retired from the Board of Trustees, for his many years of dedicated service.

Performance summary (as of 6/30/15)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value June 30, 2015

Class IA: $6.51	Class IB: $6.46

Total return at net asset value
			JPMorgan Developed
(as of 6/30/15)	Class IA shares*	Class IB shares†	High Yield Index‡

6 months	2.58%	2.59%	2.86%

1 year	–0.63	–0.79	–0.65

5 years	48.48	46.75	54.08
Annualized	8.23	7.97	9.03

10 years	99.58	94.91	118.55
Annualized	7.15	6.90	8.13

Life	686.66	646.47	—
Annualized	7.82	7.61	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Credit quality

A	0.4%

Baa	4.1%

Ba	26.1%

B	46.0%

Caa or below	15.8%

Not rated	3.5%

Cash and net other assets	4.1%

Credit qualities are shown as a percentage of the fund’s net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund 1

Report from your fund’s managers

What was the environment like for high-yield bonds during the six-month reporting period ended June 30, 2015?

High-yield bonds rallied in January and February, fueled by oil prices settling into a trading range of $48 to $53 per barrel. The European Central Bank’s January announcement of a larger-than-expected bond-buying program drove down yields on eurozone sovereign debt, furthering the trend of low bond yields globally. Consequently, low yields, record U.S. stock prices, and investors’ increased appetite for risk helped bolster demand for high-yield bonds.

The asset class posted a slightly negative return in March amid uncertainty about the timing of potential interest-rate hikes. High yield then rallied strongly in April as mixed U.S. economic data led to expectations that the Federal Reserve might hold off a bit longer on raising rates. The market was also helped by rising oil prices, which reduced the pressure on energy companies that were at the greatest risk of defaulting when prices were lower. High-yield bonds rose modestly in May, despite heightened volatility in U.S. Treasuries, foreign-exchange markets, commodities, and stocks.

Uncertainty over Greece caused broad swings in global financial markets in June, and high-yield bonds declined along with virtually all other major asset classes. On the last day of the period, Greece requested a new bailout that eurozone officials dismissed as insufficient to meet creditors’ demands. The country subsequently missed a $1.7 billion payment to the International Monetary Fund. Greece’s government announced a July 5 referendum vote to determine whether to accept the austerity measures demanded by its creditors in exchange for further aid. In the referendum, a majority of Greeks voted against the pension cuts and tax increases that Greece’s creditors have said are necessary to get the country’s economy going again.

Within the fund’s index, the JP Morgan Developed High Yield Index, higher-quality split Ba-rated bonds were the strongest relative performers, followed closely by split B-rated securities — which occupy the middle tier of high-yield credit quality — outperforming lower-quality Caa-rated bonds. [Split-rated bonds are those that receive slightly different credit ratings from the major rating agencies.] From an industry perspective, retail, food/beverages, and energy were the best-performing groups, while metals/mining, cable/satellite, and paper/packaging were the weakest performers.

What factors had the biggest influence on the fund’s relative performance during the period?

Class IA shares generated a return of 2.58% compared to a return of 2.86% for the fund’s benchmark. At the sector/ industry level, overweights relative to the benchmark in financials, telecommunications, and gaming/lodging/leisure, along with an underweight in metals/mining, contributed the most to performance. On the downside, overall positioning in cable/ satellite, combined with underweights in consumer products and technology, hampered the fund’s relative return. Additionally, having a lighter-than-benchmark allocation to Ba-rated bonds worked against the fund’s relative performance.

What is your outlook for the coming months, and how are you positioning the fund?

Although first-quarter gross domestic product growth was disappointing, we remain positive on the U.S. economic recovery. We believe the first-quarter slowdown was largely the result of various transitory effects related to harsh winter weather in many parts of the country. The dampening effect of a strong dollar on the profits of many U.S.-based corporations with significant overseas operations, along with a labor dispute that caused gridlock at West Coast ports, also hampered first-quarter growth. Economic growth appeared to be rebounding in the second quarter, and underlying fundamentals, such as employment, continued to provide support for high-yield bonds, in our view.

At period-end, the high-yield default rate was 1.88%, which is very low by historical standards. Looking ahead, we believe defaults may remain muted for an extended period of time, although sustained weakness in certain groups within the energy sector, as well as metals/mining, could cause defaults to rise.

We are generally cautious in our outlook for the market’s technical [supply and demand] backdrop. This caution is partly due to seasonal factors, since high-yield issuance typically declines during the summer, but also reflects the impending shift in Fed monetary policy, possibly later this year. Overall, however, we think the asset class may provide attractive returns relative to other fixed-income alternatives.

As for portfolio positioning, the fund was broadly diversified across market sectors during the period, and the majority of our holdings were in mid-tier split Ba-rated or B-rated bonds. From a sector/industry perspective, as of period-end we favored telecommunications, gaming/lodging/leisure, financials, utilities, and housing. Conversely, we maintained underweights in energy, technology, metals/mining, food/beverage, transportation, and consumer products. To compensate for marketplace liquidity constraints, as well as potentially higher interest rates, we increased the portfolio’s cash allocation, and planned to keep its interest-rate sensitivity slightly below that of the benchmark.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Lower-rated bonds may offer higher yields in return for more risk.

2 Putnam VT High Yield Fund

Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Paul D. Scanlon, CFA, is a Co-Head of Fixed Income at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT High Yield Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expense per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2015, to June 30, 2015. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expense per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/14‡	0.69%	0.94%

Annualized expense ratio for the six-month period
ended 6/30/15	0.69%	0.94%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

‡Restated to reflect current fees.

Expense per $1,000
	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/15		for the 6 months ended 6/30/15

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.47	$4.72	$3.46	$4.71

Ending value
(after expenses)	$1,025.80	$1,025.90	$1,021.37	$1,020.13

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended June 30, 2015. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT High Yield Fund

The fund’s portfolio 6/30/15 (Unaudited)

CORPORATE BONDS AND NOTES (86.5%)*	Principal amount	Value

Advertising and marketing services (0.5%)
Lamar Media Corp. company
guaranty sr. sub. notes 5 7/8s, 2022	$485,000	$501,975

Lamar Media Corp. company guaranty sr. unsec.
notes 5 3/8s, 2024	105,000	106,181

Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
notes 5 7/8s, 2025	355,000	367,425

Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
notes 5 5/8s, 2024	255,000	262,013

Outfront Media Capital, LLC/Outfront Media
Capital Corp. 144A sr. unsec. notes 5 5/8s, 2024	50,000	51,125

		1,288,719
Automotive (0.9%)
Dana Holding Corp. sr. unsec. notes 5 1/2s, 2024	335,000	330,813

Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	905,000	944,028

FCA US, LLC/CG Co-Issuer, Inc. company
guaranty notes 8 1/4s, 2021	855,000	931,950

General Motors Co. sr. unsec. unsub. notes 5.2s, 2045	120,000	118,853

Motors Liquidation Co. escrow notes 8 1/4s, 2023	820,000	12,300

Motors Liquidation Co. escrow sr. unsec.
unsub. notes 8 3/8s, 2033	765,000	11,475

Navistar International Corp. sr. notes 8 1/4s, 2021	276,000	263,580

		2,612,999
Basic materials (8.8%)
A Schulman, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2023	765,000	780,300

ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	685,000	818,575

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s,
2025 (France)	295,000	295,000

ArcelorMittal SA sr. unsec. unsub. notes 7 3/4s,
2039 (France)	200,000	199,000

Boise Cascade Co. company guaranty sr. unsec.
notes 6 3/8s, 2020	560,000	589,400

Celanese US Holdings, LLC sr. notes 5 7/8s,
2021 (Germany)	875,000	936,250

Cemex Finance, LLC 144A company
guaranty sr. notes 9 3/8s, 2022 (Mexico)	425,000	472,813

Cemex Finance, LLC 144A company
guaranty sr. notes 6s, 2024 (Mexico)	775,000	767,018

Cemex SAB de CV 144A company
guaranty sr. notes 5.7s, 2025 (Mexico)	395,000	376,238

Chemours Co. (The) 144A sr. unsec. notes 7s, 2025	215,000	208,550

Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	385,000	372,969

Compass Minerals International, Inc. 144A company
guaranty sr. unsec. notes 4 7/8s, 2024	600,000	589,500

Coveris Holdings SA 144A company
guaranty sr. unsec. notes 7 7/8s, 2019
(Luxembourg)	535,000	535,000

CPG Merger Sub, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2021	735,000	759,623

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7 1/4s, 2022 (Canada)	490,000	468,563

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7s, 2021 (Canada)	525,000	501,375

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2020 (Canada)	200,000	193,500

HD Supply, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2020	650,000	687,375

CORPORATE BONDS AND NOTES (86.5%)* cont.	Principal amount	Value

Basic materials cont.
HD Supply, Inc. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2020	$430,000	$496,650

HD Supply, Inc. 144A company
guaranty sr. notes 5 1/4s, 2021	280,000	283,850

Hexion U.S. Finance Corp. company
guaranty sr. notes 6 5/8s, 2020	40,000	36,700

HudBay Minerals, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2020 (Canada)	930,000	992,775

Huntsman International, LLC 144A company
guaranty sr. unsec. unsub. notes 5 1/8s, 2022	150,000	147,750

INEOS Group Holdings SA 144A company
guaranty sr. unsec. notes 6 1/8s, 2018 (Luxembourg)	255,000	258,825

JMC Steel Group, Inc. 144A sr. unsec.
notes 8 1/4s, 2018	290,000	265,350

Louisiana-Pacific Corp. company
guaranty sr. unsec. unsub. notes 7 1/2s, 2020	360,000	383,400

Mercer International, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022 (Canada)	555,000	596,625

Momentive Performance Materials, Inc. company
guaranty sr. notes 3.88s, 2021	830,000	744,925

Momentive Performance Materials, Inc. escrow
company guaranty sr. notes 8 7/8s, 2020 F	830,000	8

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020 (Canada)	390,000	403,650

New Gold, Inc. 144A sr. unsec. notes 6 1/4s,
2022 (Canada)	335,000	329,975

Norbord, Inc. 144A company
guaranty sr. notes 6 1/4s, 2023 (Canada)	455,000	459,593

Perstorp Holding AB 144A company
guaranty sr. notes 8 3/4s, 2017 (Sweden)	860,000	894,400

Platform Specialty Products Corp. 144A sr. unsec.
notes 6 1/2s, 2022	510,000	529,125

PQ Corp. 144A sr. notes 8 3/4s, 2018	695,000	708,900

Roofing Supply Group, LLC/Roofing Supply
Finance, Inc. 144A company guaranty sr. unsec.
notes 10s, 2020	115,000	117,588

Ryerson, Inc./Joseph T Ryerson & Son, Inc.
company guaranty sr. notes 9s, 2017	830,000	836,225

SBA Communications Corp. sr. sub. unsec.
notes 4 7/8s, 2022	775,000	754,656

Sealed Air Corp. 144A company guaranty sr. unsec.
notes 6 7/8s, 2033	160,000	161,600

Sealed Air Corp. 144A sr. unsec. bonds 5 1/2s, 2025	145,000	146,088

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	185,000	203,963

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	265,000	265,994

Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	260,000	256,425

Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	340,000	334,900

Smurfit Kappa Treasury Funding, Ltd. company
guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	385,000	475,475

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/8s, 2022	115,000	120,319

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2019	155,000	163,138

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2024	180,000	180,000

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 5 1/4s, 2023	75,000	74,438

TMS International Corp. 144A company
guaranty sr. unsec. notes 7 5/8s, 2021	535,000	521,625

TPC Group, Inc. 144A company
guaranty sr. notes 8 3/4s, 2020	475,000	439,375

Putnam VT High Yield Fund 5

CORPORATE BONDS AND NOTES (86.5%)* cont.	Principal amount	Value

Basic materials cont.
Univar, Inc. 144A sr. unsec. notes 6 3/4s, 2023	$165,000	$166,650

USG Corp. 144A company guaranty sr. unsec.
notes 5 7/8s, 2021	125,000	131,406

USG Corp. 144A company guaranty sr. unsec.
notes 5 1/2s, 2025	695,000	692,394

Weekley Homes, LLC/Weekley Finance Corp.
sr. unsec. bonds 6s, 2023	870,000	822,150

WR Grace & Co.- Conn. 144A company
guaranty sr. unsec. notes 5 5/8s, 2024	550,000	556,875

WR Grace & Co.- Conn. 144A company
guaranty sr. unsec. notes 5 1/8s, 2021	380,000	382,850

		24,887,684
Broadcasting (2.6%)
Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2020	635,000	661,988

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2022	665,000	692,431

Cumulus Media Holdings, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	360,000	330,300

Gannett Co., Inc. company guaranty sr. unsec.
bonds 5 1/8s, 2019	415,000	427,450

Gray Television, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2020	130,000	137,800

iHeartCommunications, Inc. company
guaranty sr. notes 9s, 2021	305,000	276,025

iHeartCommunications, Inc. company
guaranty sr. notes 9s, 2019	1,325,000	1,262,712

LIN Television Corp. company guaranty sr. unsec.
notes 6 3/8s, 2021	255,000	260,738

Media General Financing Sub, Inc. 144A sr. unsec.
notes 5 7/8s, 2022	235,000	237,938

Sinclair Television Group, Inc. company
guaranty sr. unsec. notes 6 3/8s, 2021	595,000	614,338

Sinclair Television Group, Inc. company
guaranty sr. unsec. notes 5 3/8s, 2021	90,000	90,675

Sinclair Television Group, Inc. sr. unsec.
notes 6 1/8s, 2022	75,000	77,063

Sinclair Television Group, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2024	180,000	175,950

Sirius XM Radio, Inc. 144A company
guaranty sr. unsec. notes 6s, 2024	575,000	579,313

Sirius XM Radio, Inc. 144A sr. unsec.
bonds 5 7/8s, 2020	225,000	231,750

TEGNA, Inc. company guaranty sr. unsec.
bonds 5 1/8s, 2020	345,000	353,194

TEGNA, Inc. 144A company guaranty sr. unsec.
notes 4 7/8s, 2021	25,000	24,813

Tribune Co. 144A company guaranty sr. unsec.
notes 5 7/8s, 2022	425,000	428,188

Univision Communications, Inc. 144A company
guaranty sr. notes 5 1/8s, 2025	165,000	159,258

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021	245,000	257,863

		7,279,787
Building materials (0.6%)
Building Materials Corp. of America 144A
sr. unsec. notes 5 3/8s, 2024	855,000	839,482

Masonite International Corp. 144A company
guaranty sr. unsec. notes 5 5/8s, 2023	245,000	248,981

Nortek, Inc. company guaranty sr. unsec.
notes 8 1/2s, 2021	495,000	528,413

		1,616,876

CORPORATE BONDS AND NOTES (86.5%)* cont.	Principal amount	Value

Capital goods (7.7%)
ADS Waste Holdings, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2020	$1,372,000	$1,420,020

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019	865,000	977,450

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 6 1/4s, 2021	85,000	89,250

Amstead Industries, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2024	450,000	446,625

Amstead Industries, Inc. 144A company
guaranty sr. unsec. notes 5s, 2022	405,000	404,494

ATS Automation Tooling Systems, Inc. 144A
sr. unsec. notes 6 1/2s, 2023 (Canada)	295,000	300,900

Belden, Inc. 144A company guaranty sr. unsec.
sub. notes 5 1/4s, 2024	335,000	324,950

Berry Plastics Corp. company
guaranty unsub. notes 5 1/8s, 2023	240,000	234,000

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s,
2020 (Canada)	360,000	361,980

Bombardier, Inc. 144A sr. unsec. notes 7 1/2s,
2025 (Canada)	515,000	467,363

Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6 7/8s, 2020	875,000	949,375

Crown Cork & Seal Co., Inc. sr. unsec.
bonds 7 3/8s, 2026	525,000	589,313

DH Services Luxembourg Sarl 144A company
guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	630,000	653,625

Gates Global, LLC/Gates Global Co. 144A
sr. unsec. notes 6s, 2022	1,390,000	1,256,200

Huntington Ingalls Industries, Inc. 144A company
guaranty sr. unsec. notes 5s, 2021	290,000	295,075

KLX, Inc. 144A company guaranty sr. unsec.
unsub. notes 5 7/8s, 2022	865,000	873,555

Legrand France SA sr. unsec. unsub. debs 8 1/2s,
2025 (France)	920,000	1,244,594

Manitowoc Co., Inc. (The) company
guaranty sr. unsec. notes 5 7/8s, 2022	915,000	985,913

MasTec, Inc. company guaranty sr. unsec.
unsub. notes 4 7/8s, 2023	845,000	771,063

Moog, Inc. 144A company guaranty sr. unsec.
notes 5 1/4s, 2022	740,000	752,950

Novelis, Inc. company guaranty sr. unsec.
notes 8 3/4s, 2020	755,000	798,413

Omega US Sub, LLC 144A sr. unsec. notes 8 3/4s, 2023	490,000	488,775

Oshkosh Corp. company guaranty sr. sub. unsec.
notes 5 3/8s, 2025	305,000	305,000

Oshkosh Corp. company guaranty sr. unsec.
notes 5 3/8s, 2022	675,000	690,188

Owens-Brockway Glass Container, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2025	515,000	503,413

Pittsburgh Glass Works, LLC 144A company
guaranty sr. notes 8s, 2018	336,000	353,640

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. unsec. unsub. notes 9 7/8s, 2019	144,000	151,200

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. unsec. unsub. notes 8 1/4s, 2021
(New Zealand)	670,000	695,125

Schaeffler Holding Finance BV 144A company
guaranty sr. notes 6 7/8s, 2018 (Netherlands) ‡‡	645,000	668,362

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 5 3/8s, 2024	545,000	559,988

6 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.5%)* cont.	Principal amount	Value

Capital goods cont.
Terex Corp. company guaranty sr. unsec.
unsub. notes 6s, 2021	$550,000	$552,750

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2021	530,000	569,750

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6 1/2s, 2024	400,000	395,000

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 5 1/2s, 2020	330,000	327,938

ZF North America Capital, Inc. 144A company
guaranty sr. unsec. unsub. notes 4 3/4s, 2025	770,000	745,460

ZF North America Capital, Inc. 144A company
guaranty sr. unsec. unsub. notes 4 1/2s, 2022	475,000	465,286

		21,668,983
Coal (0.2%)
Alpha Natural Resources, Inc. company
guaranty sr. unsec. notes 6 1/4s, 2021	550,000	33,000

CONSOL Energy, Inc. company guaranty sr. unsec.
unsub. notes 5 7/8s, 2022	460,000	391,000

		424,000
Commercial and consumer services (0.9%)
Garda World Security Corp. 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)	785,000	767,259

Igloo Holdings Corp. 144A sr. unsec.
unsub. notes 8 1/4s, 2017 ‡‡	1,225,000	1,240,300

Lender Processing Services, Inc./Black Knight
Lending Solutions, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2023	135,000	143,100

Sabre GLBL, Inc. 144A company
guaranty sr. notes 5 3/8s, 2023	510,000	502,350

		2,653,009
Communication services (10.1%)
Altice Financing SA 144A company
guaranty sr. notes 6 5/8s, 2023 (Luxembourg)	200,000	198,500

Altice Finco SA 144A company guaranty sr. unsec.
unsub. notes 7 5/8s, 2025 (Luxembourg)	600,000	591,750

Altice SA 144A company guaranty sr. notes 7 3/4s,
2022 (Luxembourg)	1,600,000	1,550,000

Altice SA 144A company guaranty sr. unsec.
notes 7 5/8s, 2025 (Luxembourg)	660,000	620,400

Cablevision Systems Corp. sr. unsec.
unsub. notes 8 5/8s, 2017	255,000	277,950

Cablevision Systems Corp. sr. unsec.
unsub. notes 8s, 2020	75,000	81,375

Cablevision Systems Corp. sr. unsec.
unsub. notes 7 3/4s, 2018	235,000	253,800

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 6 1/2s, 2021	355,000	370,975

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 5 1/4s, 2022	20,000	19,700

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	620,000	602,175

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. notes 6 5/8s, 2022	235,000	244,988

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	130,000	130,406

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	145,000	145,181

Crown Castle International Corp. sr. unsec.
notes 5 1/4s, 2023 R	700,000	705,075

Crown Castle International Corp. sr. unsec.
unsub. notes 4 7/8s, 2022 R	140,000	140,700

CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024	655,000	628,800

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	350,000	369,250

Digicel, Ltd. 144A company guaranty sr. unsec.
notes 6 3/4s, 2023 (Jamaica)	925,000	904,188

CORPORATE BONDS AND NOTES (86.5%)* cont.	Principal amount		Value

Communication services cont.
DISH DBS Corp. company guaranty sr. unsec.
notes 7 7/8s, 2019		$175,000	$194,075

DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5 7/8s, 2024		630,000	605,194

Frontier Communications Corp. sr. unsec.
notes 6 1/4s, 2021		70,000	63,700

Frontier Communications Corp. sr. unsec.
unsub. notes 7 5/8s, 2024		180,000	159,750

Intelsat Jackson Holdings SA company
guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)		365,000	360,894

Intelsat Luxembourg SA company
guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)		580,000	481,400

Intelsat Luxembourg SA company
guaranty sr. unsec. bonds 7 3/4s, 2021
(Luxembourg)		696,000	581,160

Level 3 Communications, Inc. sr. unsec.
unsub. notes 5 3/4s, 2022		205,000	203,463

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 7s, 2020		360,000	382,050

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2021		250,000	262,175

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 5 3/8s, 2022		520,000	525,200

Numericable Group SA 144A sr. bonds 6 1/4s,
2024 (France)		650,000	637,000

Numericable Group SA 144A sr. notes 6s,
2022 (France)		1,150,000	1,129,875

Numericable-SFR 144A sr. bonds 5 5/8s,
2024 (France)	EUR	110,000	123,860

Quebecor Media, Inc. sr. unsec.
unsub. notes 5 3/4s, 2023 (Canada)		$400,000	399,000

Qwest Corp. sr. unsec. notes 6 3/4s, 2021		135,000	149,006

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		555,000	633,605

Sprint Capital Corp. company guaranty 6 7/8s, 2028		1,760,000	1,513,600

Sprint Communications, Inc. sr. unsec.
unsub. notes 7s, 2020		180,000	178,200

Sprint Communications, Inc. 144A company
guaranty sr. unsec. notes 9s, 2018		345,000	389,595

Sprint Corp. company guaranty sr. unsec.
notes 7 7/8s, 2023		1,745,000	1,701,886

Sprint Corp. company guaranty sr. unsec.
notes 7 1/4s, 2021		1,330,000	1,296,750

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.836s, 2023		110,000	114,675

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.633s, 2021		275,000	286,000

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023		845,000	876,688

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6 3/8s, 2025		860,000	879,350

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021		595,000	609,875

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2022		845,000	868,238

Unitymedia GmbH 144A company guaranty sr. unsec.
notes 6 1/8s, 2025 (Germany)		200,000	208,500

Videotron, Ltd. company guaranty sr. unsec.
unsub. notes 5s, 2022 (Canada)		685,000	683,288

Virgin Media Finance PLC 144A company
guaranty sr. unsec. notes 6 3/8s, 2023
(United Kingdom)		285,000	294,975

Putnam VT High Yield Fund 7

CORPORATE BONDS AND NOTES (86.5%)* cont.	Principal amount	Value

Communication services cont.
Virgin Media Secured Finance PLC 144A
sr. notes 5 3/8s, 2021 (United Kingdom)	$256,500	$262,913

West Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	1,100,000	1,031,250

WideOpenWest Finance, LLC/WideOpenWest
Capital Corp. company guaranty sr. unsec.
notes 10 1/4s, 2019	1,155,000	1,232,963

Wind Acquisition Finance SA 144A company
guaranty sr. unsec. bonds 7 3/8s,
2021 (Luxembourg)	385,000	389,331

Windstream Holdings, Inc. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2017	300,000	318,750

Windstream Holdings, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2021	260,000	237,900

Windstream Holdings, Inc. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2023	450,000	366,188

		28,467,535
Consumer (0.6%)
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	420,000	427,875

Spectrum Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2022	35,000	37,275

Spectrum Brands, Inc. company guaranty sr. unsec.
notes 6 3/8s, 2020	45,000	47,588

Spectrum Brands, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2020	360,000	379,080

Spectrum Brands, Inc. 144A company
guaranty sr. unsec. notes 5 3/4s, 2025	340,000	345,100

Spectrum Brands, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 1/8s, 2024	300,000	314,250

		1,551,168
Consumer staples (5.3%)
Ashtead Capital, Inc. 144A company
guaranty notes 5 5/8s, 2024	290,000	289,275

Ashtead Capital, Inc. 144A company
guaranty sr. notes 6 1/2s, 2022	675,000	715,500

Avis Budget Car Rental, LLC/Avis Budget
Finance, Inc. 144A company guaranty sr. unsec.
unsub. notes 5 1/8s, 2022	275,000	268,125

BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4 5/8s, 2022 (Canada)	240,000	236,700

BC ULC/New Red Finance, Inc. 144A notes 6s,
2022 (Canada)	955,000	981,263

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	850,000	873,375

CEC Entertainment, Inc. company
guaranty sr. unsec. notes 8s, 2022	390,000	387,075

Ceridian HCM Holding, Inc. 144A sr. unsec.
notes 11s, 2021	1,075,000	1,136,813

Constellation Brands, Inc. company
guaranty sr. unsec. notes 4 1/4s, 2023	580,000	571,300

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 6s, 2022	335,000	365,224

Corrections Corp. of America company
guaranty sr. unsec. notes 4 5/8s, 2023 R	1,030,000	1,009,400

Corrections Corp. of America company
guaranty sr. unsec. notes 4 1/8s, 2020 R	145,000	144,275

Dean Foods Co. 144A sr. unsec. notes 6 1/2s, 2023	635,000	645,319

Elizabeth Arden, Inc. sr. unsec.
unsub. notes 7 3/8s, 2021	1,125,000	911,250

ESAL GmbH 144A company guaranty sr. unsec.
notes 6 1/4s, 2023 (Brazil)	490,000	483,263

JBS USA, LLC/JBS USA Finance, Inc. 144A
sr. unsec. notes 7 1/4s, 2021 (Brazil)	190,000	200,213

CORPORATE BONDS AND NOTES (86.5%)* cont.	Principal amount	Value

Consumer staples cont.
JBS USA, LLC/JBS USA Finance, Inc. 144A
sr. unsec. notes 7 1/4s, 2021 (Brazil)	$165,000	$173,869

Landry’s Holdings II, Inc. 144A sr. unsec.
notes 10 1/4s, 2018	205,000	212,688

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	560,000	600,600

Pilgrim’s Pride Corp. 144A company
guaranty sr. unsec. notes 5 3/4s, 2025	290,000	292,900

Prestige Brands, Inc. 144A sr. unsec.
notes 5 3/8s, 2021	535,000	535,000

Revlon Consumer Products Corp. company
guaranty sr. unsec. notes 5 3/4s, 2021	720,000	705,600

Rite Aid Corp. 144A company guaranty sr. unsec.
notes 6 1/8s, 2023	920,000	947,600

United Rentals North America, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2022	85,000	92,013

United Rentals North America, Inc. company
guaranty sr. unsec. notes 5 3/4s, 2024	550,000	541,750

United Rentals North America, Inc. company
guaranty sr. unsec. notes 5 1/2s, 2025	440,000	426,250

Vander Intermediate Holding II Corp. 144A
sr. unsec. notes 9 3/4s, 2019 ‡‡	605,000	595,925

WhiteWave Foods Co. (The) company
guaranty sr. unsec. unsub. notes 5 3/8s, 2022	490,000	516,950

		14,859,515
Energy (oil field) (1.1%)
Calfrac Holdings LP 144A company
guaranty sr. unsec. unsub. notes 7 1/2s, 2020	335,000	309,339

Exterran Partners LP/EXLP Finance Corp. company
guaranty sr. unsec. notes 6s, 2022	780,000	741,000

Exterran Partners LP/EXLP Finance Corp. company
guaranty sr. unsec. notes 6s, 2021	70,000	67,550

Freeport-McMoran Oil & Gas, LLC/FCX Oil &
Gas, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022	300,000	318,000

Freeport-McMoran Oil & Gas, LLC/FCX Oil &
Gas, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2023	75,000	80,438

FTS International, Inc. 144A company
guaranty sr. FRN 7.783s, 2020	265,000	263,698

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	820,000	483,800

Offshore Group Investment, Ltd. company
guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	740,000	450,941

Offshore Group Investment, Ltd. company
guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	470,000	286,700

Tervita Corp. 144A sr. unsec. notes 10 7/8s,
2018 (Canada)	175,000	122,325

		3,123,791
Energy (other) (0.2%)
CHC Helicopter SA company
guaranty sr. notes 9 1/4s, 2020 (Canada)	675,000	491,063

		491,063
Entertainment (1.9%)
AMC Entertainment, Inc. company
guaranty sr. unsec. sub. notes 5 7/8s, 2022	425,000	431,375

AMC Entertainment, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 3/4s, 2025	340,000	333,200

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec.
notes 5 1/4s, 2021	190,000	195,225

Cinemark USA, Inc. company guaranty sr. unsec.
notes 5 1/8s, 2022	405,000	401,456

Cinemark USA, Inc. company guaranty sr. unsec.
notes 4 7/8s, 2023	295,000	283,569

8 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.5%)* cont.	Principal amount	Value

Entertainment cont.
Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021	$85,000	$89,888

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. notes 4 7/8s, 2020	660,000	671,550

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. notes 4 3/8s, 2018	245,000	251,431

Regal Entertainment Group sr. unsec.
notes 5 3/4s, 2025	280,000	273,700

Regal Entertainment Group sr. unsec.
notes 5 3/4s, 2023	735,000	727,650

Regal Entertainment Group sr. unsec.
notes 5 3/4s, 2022	440,000	444,928

Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. unsub. notes 5 1/4s, 2021	1,130,000	1,155,425

		5,259,397
Financials (9.3%)
A-S Co-Issuer Subsidiary, Inc./A-S Merger
Sub., LLC 144A sr. unsec. notes 7 7/8s, 2020	700,000	736,750

Alliance Data Systems Corp. 144A company
guaranty sr. unsec. notes 5 3/8s, 2022	1,075,000	1,058,875

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2031	1,005,000	1,203,488

American International Group, Inc. jr. sub. FRB
8.175s, 2058	360,000	476,640

Banco Bilbao Vizcaya Argentaria SA jr. unsec.
sub. FRB 9s, perpetual maturity (Spain)	400,000	432,000

Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.1s, perpetual maturity	325,000	320,125

Bank of America Corp. jr. unsec. sub. FRN Ser. Z,
6 1/2s, perpetual maturity	270,000	279,450

CBRE Services, Inc. company guaranty sr. unsec.
notes 5 1/4s, 2025	275,000	284,625

CBRE Services, Inc. company guaranty sr. unsec.
unsub. notes 5s, 2023	375,000	378,750

CIT Group, Inc. sr. unsec. notes 5s, 2023	365,000	364,088

CIT Group, Inc. sr. unsec. notes 5s, 2022	230,000	227,700

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	515,000	536,888

CIT Group, Inc. 144A company
guaranty notes 6 5/8s, 2018	65,000	68,981

Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.9s,
perpetual maturity	25,000	24,625

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020	720,000	522,000

CNO Financial Group, Inc. sr. unsec.
unsub. notes 5 1/4s, 2025	305,000	309,941

CNO Financial Group, Inc. sr. unsec.
unsub. notes 4 1/2s, 2020	325,000	329,875

Communications Sales & Leasing, Inc. 144A company
guaranty sr. unsec. notes 8 1/4s, 2023 R	180,000	176,850

Community Choice Financial, Inc. company
guaranty sr. notes 10 3/4s, 2019	435,000	222,394

Credit Acceptance Corp. company
guaranty sr. unsec. bonds 6 1/8s, 2021	595,000	596,488

Credit Acceptance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2023	265,000	273,613

Credit Suisse Group AG 144A jr. unsec. sub. FRN
7 1/2s, perpetual maturity (Switzerland)	200,000	209,000

DFC Finance Corp. 144A company
guaranty sr. notes 10 1/2s, 2020	700,000	530,250

Dresdner Funding Trust I 144A bonds 8.151s, 2031	670,000	836,663

E*Trade Financial Corp. sr. unsec.
unsub. notes 5 3/8s, 2022	415,000	425,375

CORPORATE BONDS AND NOTES (86.5%)* cont.	Principal amount		Value

Financials cont.
E*Trade Financial Corp. sr. unsec.
unsub. notes 4 5/8s, 2023		$545,000	$538,188

Genworth Holdings, Inc. company guaranty jr.
unsec. sub. FRB 6.15s, 2066		290,000	176,900

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A
sr. unsec. notes 8 1/8s, 2019 ‡‡		130,000	129,350

HUB International, Ltd. 144A sr. unsec.
notes 7 7/8s, 2021		985,000	1,004,700

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 5 7/8s, 2022		770,000	784,438

iStar Financial, Inc. sr. unsec. notes 5s, 2019 R		230,000	226,838

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.8s, 2037		255,000	302,175

Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN,
13s, perpetual maturity (United Kingdom)	GBP	485,000	1,322,168

Lloyds Banking Group PLC jr. unsec. sub. FRB
7 1/2s, perpetual maturity (United Kingdom)		$328,000	337,840

MPT Operating Partnership LP/MPT Finance Corp.
company guaranty sr. unsec. unsub. notes
6 3/8s, 2022 R		660,000	705,375

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. notes 7 7/8s, 2020		465,000	463,838

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021		305,000	284,031

Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022		420,000	448,875

Ocwen Financial Corp. 144A company
guaranty sr. unsec. notes 7 1/8s, 2019		395,000	369,325

OneMain Financial Holdings, Inc. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019		475,000	495,188

OneMain Financial Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2021		590,000	612,125

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		165,000	174,488

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		655,000	642,719

Provident Funding Associates LP/PFG Finance Corp.
144A company guaranty sr. unsec. notes 6 3/4s, 2021		790,000	750,500

Regions Bank unsec. sub. notes 7 1/2s, 2018		160,000	183,652

Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB 7.648s, perpetual maturity
(United Kingdom)		1,915,000	2,408,113

Royal Bank of Scotland Group PLC unsec.
sub. notes 6s, 2023 (United Kingdom)		390,000	412,983

Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019		240,000	236,700

Springleaf Finance Corp. sr. unsec.
unsub. notes 7 3/4s, 2021		155,000	168,175

Springleaf Finance Corp. sr. unsec.
unsub. notes 6s, 2020		170,000	171,904

Stearns Holdings, Inc. 144A company
guaranty sr. notes 9 3/8s, 2020		442,000	439,790

TMX Finance, LLC/TitleMax Finance Corp. 144A
sr. notes 8 1/2s, 2018		415,000	340,300

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		830,000	842,450

Walter Investment Management Corp. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2021		525,000	486,938

			26,285,500
Gaming and lottery (2.7%)
Boyd Gaming Corp. company guaranty sr. unsec.
sub. notes 6 7/8s, 2023		340,000	348,500

CCM Merger, Inc. 144A company guaranty sr. unsec.
notes 9 1/8s, 2019		530,000	569,750

Putnam VT High Yield Fund 9

CORPORATE BONDS AND NOTES (86.5%)* cont.		Principal amount	Value

Gaming and lottery cont.
Great Canadian Gaming Corp. 144A
company guaranty sr. unsec. notes
6 5/8s, 2022 (Canada)	CAD	740,000	$614,692

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. notes 5 7/8s, 2021		$250,000	256,875

MTR Gaming Group, Inc. company
guaranty notes 11 1/2s, 2019		1,108,299	1,178,953

Penn National Gaming, Inc. sr. unsec.
notes 5 7/8s, 2021		855,000	861,413

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019		354,000	371,258

ROC Finance, LLC/ROC Finance 1 Corp. 144A
notes 12 1/8s, 2018		1,000,000	1,067,500

Scientific Games Corp. company
guaranty sr. unsec. sub. notes 8 1/8s, 2018		195,000	184,275

Scientific Games International, Inc. company
guaranty sr. unsec. notes 10s, 2022		1,545,000	1,479,338

Scientific Games International, Inc. company
guaranty sr. unsec. sub. notes 6 1/4s, 2020		180,000	139,950

Scientific Games International, Inc. 144A company
guaranty sr. notes 7s, 2022		505,000	521,413

			7,593,917
Health care (7.7%)
Acadia Healthcare Co., Inc. company
guaranty sr. unsec. notes 6 1/8s, 2021		740,000	762,200

Acadia Healthcare Co., Inc. company
guaranty sr. unsec. notes 5 1/8s, 2022		450,000	446,625

Capsugel SA 144A sr. unsec. notes 7s, 2019
(Luxembourg) ‡‡		380,000	386,694

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		490,000	504,700

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2021		120,000	122,250

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2018		120,000	123,000

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2022		140,000	147,700

Concordia Healthcare Corp. 144A company
guaranty sr. unsec. notes 7s, 2023 (Canada)		560,000	560,000

ConvaTec Finance International SA 144A sr. unsec.
notes 8 1/4s, 2019 (Luxembourg) ‡‡		225,000	221,063

ConvaTec Healthcare E SA 144A sr. unsec.
notes 10 1/2s, 2018 (Luxembourg)		575,000	603,750

Crimson Merger Sub, Inc. 144A sr. unsec.
notes 6 5/8s, 2022		975,000	855,563

DaVita HealthCare Partners, Inc. company
guaranty sr. unsec. notes 5 1/8s, 2024		145,000	142,553

DaVita HealthCare Partners, Inc. company
guaranty sr. unsec. sub. notes 5s, 2025		235,000	226,188

DPx Holdings BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)		820,000	854,850

Endo Finance, LLC 144A company
guaranty sr. unsec. notes 5 3/4s, 2022		855,000	865,688

Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 3/8s, 2023		525,000	518,438

Endo Finance, LLC/Endo, Ltd./Endo Finco, Inc.
144A company guaranty sr. unsec. notes 6s, 2025		380,000	386,175

Endo Finance, LLC/Endo, Ltd./Endo Finco, Inc.
144A company guaranty sr. unsec. notes 6s, 2023 ##		430,000	439,675

Halyard Health, Inc. 144A sr. unsec.
notes 6 1/4s, 2022		355,000	371,863

HCA, Inc. company guaranty sr. unsec.
bonds 5 3/8s, 2025		165,000	167,690

CORPORATE BONDS AND NOTES (86.5%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. sr. notes 6 1/2s, 2020	$940,000	$1,050,450

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	210,000	241,238

Hologic, Inc. 144A sr. unsec. notes 5 1/4s, 2022	325,000	331,906

Horizon Pharma Financing, Inc. 144A sr. unsec.
notes 6 5/8s, 2023	200,000	208,500

Jaguar Holding Co. II/Jaguar Merger Sub, Inc.
144A sr. unsec. notes 9 1/2s, 2019	730,000	777,450

JLL/Delta Dutch Pledgeco BV 144A sr. unsec.
notes 8 3/4s, 2020 (Netherlands) ‡‡	425,000	431,375

Kinetic Concepts, Inc./KCI USA, Inc. company
guaranty notes 10 1/2s, 2018	805,000	857,325

Mallinckrodt International Finance
SA/Mallinckrodt CB, LLC 144A company
guaranty sr. unsec. unsub. notes 5 1/2s,
2025 (Luxembourg)	345,000	335,513

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 4.95s, 2024 R	515,000	526,755

Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	20,000	21,400

Service Corporation International sr. unsec.
unsub. notes 5 3/8s, 2024	770,000	804,650

Service Corporation International sr. unsec.
unsub. notes 5 3/8s, 2022	1,115,000	1,170,750

Sterigenics-Nordion Holdings, LLC 144A sr. unsec.
notes 6 1/2s, 2023	380,000	385,700

Teleflex, Inc. company guaranty sr. unsec.
notes 5 1/4s, 2024	200,000	202,540

Tenet Healthcare Corp. company
guaranty sr. bonds 4 1/2s, 2021	460,000	455,400

Tenet Healthcare Corp. company
guaranty sr. notes 6s, 2020	925,000	986,281

Tenet Healthcare Corp. 144A company
guaranty sr. FRN 3.786s, 2020	560,000	564,900

Valeant Pharmaceuticals International 144A
company guaranty sr. unsec. notes 7s, 2020	130,000	135,200

Valeant Pharmaceuticals International 144A
company guaranty sr. unsec. notes 6 3/8s, 2020	115,000	121,038

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5 1/2s, 2023	265,000	266,988

Valeant Pharmaceuticals International, Inc. 144A
sr. unsec. notes 6 1/8s, 2025	520,000	535,600

Valeant Pharmaceuticals International, Inc. 144A
sr. unsec. notes 5 7/8s, 2023	580,000	594,500

Valeant Pharmaceuticals International, Inc. 144A
sr. unsec. notes 5 3/8s, 2020	555,000	570,263

WellCare Health Plans, Inc. sr. unsec.
notes 5 3/4s, 2020	1,260,000	1,310,400

		21,592,787
Homebuilding (2.3%)
Brookfield Residential Properties, Inc. 144A
company guaranty sr. unsec. notes 6 1/2s,
2020 (Canada)	590,000	587,298

Brookfield Residential Properties, Inc./Brookfield
Residential US Corp. 144A company guaranty
sr. unsec. notes 6 1/8s, 2022 (Canada)	135,000	133,974

Howard Hughes Corp. (The) 144A sr. unsec.
notes 6 7/8s, 2021	1,220,000	1,293,200

Lennar Corp. company guaranty sr. unsec.
unsub. notes 4 3/4s, 2022	455,000	447,038

Lennar Corp. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2019	510,000	520,200

M/I Homes, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018	851,000	880,785

10 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.5%)* cont.	Principal amount	Value

Homebuilding cont.
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	$335,000	$323,275

PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	355,000	408,250

Standard Pacific Corp. company
guaranty sr. unsec. notes 6 1/4s, 2021	245,000	259,700

Standard Pacific Corp. company
guaranty sr. unsec. notes 5 7/8s, 2024	285,000	293,550

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2024	280,000	269,500

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 5 1/4s, 2021	170,000	167,450

Tri Pointe Holdings, Inc. sr. unsec.
notes 5 7/8s, 2024	940,000	921,200

		6,505,420
Lodging/Tourism (0.6%)
MGM Resorts International company
guaranty sr. unsec. notes 5 1/4s, 2020	745,000	750,588

MGM Resorts International company
guaranty sr. unsec. unsub. notes 8 5/8s, 2019	100,000	113,000

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	1,015,000	964,250

		1,827,838
Media (0.4%)
Nielsen Co. Luxembourg Sarl (The) 144A company
guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	1,215,000	1,222,594

		1,222,594
Oil and gas (9.4%)
Antero Resources Corp. company
guaranty sr. unsec. notes 5 1/8s, 2022	515,000	486,675

Antero Resources Corp. 144A company
guaranty sr. unsec. notes 5 5/8s, 2023	345,000	333,356

Antero Resources Finance Corp. company
guaranty sr. unsec. notes 5 3/8s, 2021	700,000	672,000

Baytex Energy Corp. 144A company
guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)	785,000	728,088

Baytex Energy Corp. 144A company
guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)	120,000	112,800

California Resources Corp. company
guaranty sr. unsec. notes 6s, 2024	940,000	808,400

California Resources Corp. company
guaranty sr. unsec. notes 5s, 2020	380,000	334,400

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2021	695,000	514,300

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 5 3/4s, 2023	675,000	610,875

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 4 7/8s, 2022	360,000	312,300

Chesapeake Oilfield Operating, LLC/Chesapeake
Oilfield Finance, Inc. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2019	770,000	608,300

Concho Resources, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2022	855,000	891,338

Concho Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	810,000	810,000

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 6 3/8s, 2021	400,000	384,000

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 5 1/2s, 2022	320,000	286,400

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	440,000	278,300

CORPORATE BONDS AND NOTES (86.5%)* cont.	Principal amount	Value

Oil and gas cont.
Gulfport Energy Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2020	$740,000	$775,150

Gulfport Energy Corp. 144A company
guaranty sr. unsec. notes 6 5/8s, 2023	355,000	359,438

Halcon Resources Corp. company
guaranty sr. unsec. unsub. notes 8 7/8s, 2021	1,465,000	963,238

Halcon Resources Corp. 144A company
guaranty notes 8 5/8s, 2020	295,000	291,313

Hiland Partners LP/Hiland Partners Finance Corp.
144A company guaranty sr. notes 7 1/4s, 2020	280,000	302,400

Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. unsec. notes 5s, 2024	365,000	342,261

Lightstream Resources, Ltd. 144A sr. unsec.
notes 8 5/8s, 2020 (Canada)	725,000	465,813

Linn Energy, LLC/Linn Energy Finance Corp.
company guaranty sr. unsec. notes 6 1/2s, 2021	455,000	341,250

Linn Energy, LLC/Linn Energy Finance Corp.
company guaranty sr. unsec. notes 6 1/2s, 2019	130,000	104,975

Linn Energy, LLC/Linn Energy Finance Corp.
company guaranty sr. unsec. notes 6 1/4s, 2019	1,000,000	782,500

Lone Pine Resources Canada, Ltd. escrow
company guaranty sr. unsec. unsub. notes 10 3/8s,
2017 (Canada) F	195,000	10

Milagro Oil & Gas, Inc. company
guaranty notes 10 1/2s, 2016 (In default) †	865,000	173,000

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	1,070,000	1,091,400

Newfield Exploration Co. sr. unsec.
unsub. notes 5 3/8s, 2026	500,000	495,000

Oasis Petroleum, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2023	620,000	618,450

Oasis Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2022	780,000	791,700

Paragon Offshore PLC 144A company
guaranty sr. unsec. notes 6 3/4s, 2022	350,000	115,500

Paragon Offshore PLC 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2024	895,000	290,875

Rose Rock Midstream LP/Rose Rock Finance Corp.
company guaranty sr. unsec. notes 5 5/8s, 2022	365,000	356,788

Rose Rock Midstream LP/Rose Rock Finance Corp.
144A company guaranty sr. unsec. notes 5 5/8s, 2023	340,000	328,950

Sabine Pass Liquefaction, LLC company
guaranty sr. notes 5 5/8s, 2023	100,000	99,656

Sabine Pass Liquefaction, LLC sr. notes 6 1/4s, 2022	370,000	384,800

Sabine Pass Liquefaction, LLC sr. notes 5 3/4s, 2024	360,000	358,650

Sabine Pass LNG LP company
guaranty sr. notes 7 1/2s, 2016	810,000	852,533

Sabine Pass LNG LP company
guaranty sr. notes 6 1/2s, 2020	285,000	294,975

Samson Investment Co. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	1,340,000	77,050

SandRidge Energy, Inc. 144A company
guaranty notes 8 3/4s, 2020	670,000	608,025

Seven Generations Energy, Ltd. 144A sr. unsec.
bonds 6 3/4s, 2023 (Canada)	325,000	325,000

Seven Generations Energy, Ltd. 144A sr. unsec.
notes 8 1/4s, 2020 (Canada)	550,000	584,375

Seventy Seven Energy, Inc. sr. unsec.
notes 6 1/2s, 2022	345,000	217,350

Shelf Drilling Holdings, Ltd. 144A
sr. notes 8 5/8s, 2018	620,000	551,800

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	320,000	333,600

Putnam VT High Yield Fund 11

CORPORATE BONDS AND NOTES (86.5%)* cont.	Principal amount	Value

Oil and gas cont.
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	$120,000	$123,000

Triangle USA Petroleum Corp. 144A sr. unsec.
notes 6 3/4s, 2022	310,000	240,250

Unit Corp. company guaranty sr. sub. notes
6 5/8s, 2021	630,000	611,100

Whiting Petroleum Corp. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021	1,340,000	1,316,550

Williams Cos., Inc. (The) notes 7 3/4s, 2031	435,000	485,526

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	208,000	244,167

Williams Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	543,000	576,938

Williams Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023	740,000	729,825

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	260,000	256,750

		26,433,463
Retail (2.4%)
Bon-Ton Department Stores, Inc. (The) company
guaranty notes 10 5/8s, 2017	592,000	587,560

Bon-Ton Department Stores, Inc. (The) company
guaranty notes 8s, 2021	505,000	386,325

Family Tree Escrow, LLC 144A sr. unsec.
unsub. notes 5 3/4s, 2023	215,000	224,675

Family Tree Escrow, LLC 144A sr. unsec.
unsub. notes 5 1/4s, 2020	150,000	156,938

JC Penney Corp, Inc. company guaranty sr. unsec.
bonds 8 1/8s, 2019	85,000	84,150

JC Penney Corp, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2018	155,000	151,706

JC Penney Corp, Inc. company guaranty sr. unsec.
unsub. notes 5.65s, 2020	100,000	90,250

Jo-Ann Stores Holdings, Inc. 144A sr. unsec.
notes 9 3/4s, 2019 ‡‡	500,000	447,500

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	930,000	875,363

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	315,000	331,538

Neiman Marcus Group, LLC (The) company
guaranty sr. notes 7 1/8s, 2028	475,000	477,375

Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	755,000	810,681

Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. notes 8s, 2021	360,000	378,900

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5 3/4s, 2022	735,000	764,400

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5 3/8s, 2024	480,000	486,000

Petco Animal Supplies, Inc. 144A company
guaranty sr. unsec. notes 9 1/4s, 2018	445,000	461,131

		6,714,492
Technology (4.1%)
ACI Worldwide, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 3/8s, 2020	450,000	473,625

Alcatel-Lucent USA, Inc. 144A company
guaranty sr. unsec. notes 6 3/4s, 2020	800,000	844,000

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	705,000	581,625

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	1,525,000	1,490,688

CommScope Technologies Finance, LLC 144A
sr. unsec. notes 6s, 2025	260,000	259,025

First Data Corp. company guaranty sr. unsec.
sub. notes 11 3/4s, 2021	639,000	718,875

First Data Corp. 144A company
guaranty notes 8 1/4s, 2021	330,000	348,150

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	360,000	381,600

Infor US, Inc. 144A sr. unsec. notes 6 1/2s, 2022	1,020,000	1,037,850

CORPORATE BONDS AND NOTES (86.5%)* cont.	Principal amount	Value

Technology cont.
Iron Mountain, Inc. company guaranty sr. unsec.
unsub. notes 6s, 2023 R	$615,000	$642,675

Micron Technology, Inc. sr. unsec. bonds 5 7/8s, 2022	590,000	600,325

Micron Technology, Inc. 144A sr. unsec.
notes 5 1/4s, 2023	605,000	580,044

Plantronics, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023	760,000	769,500

SoftBank Corp. 144A sr. unsec. notes 4 1/2s,
2020 (Japan)	1,160,000	1,164,350

SunGard Data Systems, Inc. company
guaranty sr. unsec. sub. notes 6 5/8s, 2019	755,000	779,538

Zebra Technologies Corp. 144A sr. unsec.
unsub. notes 7 1/4s, 2022	890,000	963,425

		11,635,295
Tire and rubber (0.2%)
American Tire Distributors, Inc. 144A sr. unsec.
sub. notes 10 1/4s, 2022	600,000	640,500

		640,500
Transportation (0.6%)
Air Medical Merger Sub Corp. 144A sr. unsec.
notes 6 3/8s, 2023	680,000	644,300

Watco Cos., LLC/Watco Finance Corp. 144A company
guaranty sr. unsec. notes 6 3/8s, 2023	1,025,000	1,037,813

		1,682,113
Utilities and power (5.4%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	380,000	438,900

AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	1,070,000	1,037,900

AES Corp./Virginia (The) sr. unsec.
unsub. notes 7 3/8s, 2021	970,000	1,063,363

AES Corp./Virginia (The) sr. unsec.
unsub. notes 4 7/8s, 2023	255,000	242,888

Calpine Corp. sr. unsec. notes 5 3/4s, 2025	1,090,000	1,060,025

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	180,000	190,350

Calpine Corp. 144A company
guaranty sr. notes 5 7/8s, 2024	145,000	153,700

Colorado Interstate Gas Co., LLC sr. unsec.
debs. 6.85s, 2037	1,055,000	1,129,192

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	173,000	179,920

Dynegy, Inc. 144A company guaranty sr. unsec.
notes 7 3/8s, 2022	60,000	62,850

Dynegy, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2019	1,365,000	1,420,283

Dynegy, Inc. 144A company guaranty sr. unsec.
unsub. notes 7 5/8s, 2024	40,000	42,300

El Paso Natural Gas Co., LLC sr. unsec.
debs. 8 5/8s, 2022	360,000	444,039

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. 144A notes 11 3/4s,
2022 (In default) †	277,699	316,230

Energy Transfer Equity LP company
guaranty sr. unsec. notes 7 1/2s, 2020	430,000	484,825

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	190,000	199,500

EP Energy, LLC/Everest Acquisition Finance, Inc.
sr. unsec. notes 9 3/8s, 2020	600,000	642,750

EP Energy, LLC/Everest Acquisition Finance, Inc.
144A company guaranty sr. unsec. notes 6 3/8s, 2023	255,000	255,638

GenOn Americas Generation, LLC sr. unsec.
notes 9 1/8s, 2031	215,000	199,950

GenOn Americas Generation, LLC sr. unsec.
notes 8 1/2s, 2021	815,000	774,250

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	215,000	218,763

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	195,000	198,900

12 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (86.5%)* cont.	Principal amount	Value

Utilities and power cont.
NRG Energy, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2021	$1,535,000	$1,634,775

NRG Yield Operating, LLC 144A company
guaranty sr. unsec. notes 5 3/8s, 2024	320,000	322,400

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5 7/8s, 2022	655,000	697,257

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023	455,000	463,099

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5s, 2022	335,000	340,292

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2023	125,000	120,625

Southern Star Central Corp. 144A sr. unsec.
notes 5 1/8s, 2022	800,000	812,000

Texas Competitive Electric Holdings Co., LLC/TCEH
Finance, Inc. 144A company guaranty sr. notes 11 1/2s,
2020 (In default) †	415,000	253,150

		15,400,114

Total corporate bonds and notes (cost $248,959,829)		$243,718,559

SENIOR LOANS (5.5%)* [c]	Principal amount	Value

Communication services (0.2%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	$605,000	$613,470

		613,470
Consumer cyclicals (3.3%)
Academy, Ltd. bank term loan FRN Ser. B, 5s, 2022	780,000	779,025

American Tire Distributors, Inc. bank term loan
FRN 5 1/4s, 2021	194,513	196,093

Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B6, 11s, 2017	1,265,087	1,131,575

Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B7, 11 1/2s, 2017	278,600	242,243

Caesars Growth Properties Holdings, LLC bank term
loan FRN 6 1/4s, 2021	1,009,800	853,281

CPG International, Inc. bank term loan FRN
Ser. B, 4 3/4s, 2020	784,254	776,412

Getty Images, Inc. bank term loan FRN Ser. B,
4 3/4s, 2019	630,261	467,181

iHeartCommunications, Inc. bank term loan FRN
Ser. D, 6.935s, 2019	639,000	588,812

JC Penney Corp., Inc. bank term loan FRN 5s, 2019	949,956	947,106

Jeld-Wen, Inc. bank term loan FRN Ser. B, 5s, 2022	320,000	320,000

Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	310,000	310,000

Neiman Marcus Group, Ltd., Inc. bank term loan
FRN 4 1/4s, 2020	502,285	498,975

ROC Finance, LLC bank term loan FRN 5s, 2019	865,732	846,253

Talbots, Inc. (The) bank term loan FRN 9 1/2s, 2021	195,000	191,100

Talbots, Inc. (The) bank term loan FRN 5 1/2s, 2020	384,028	374,427

Univision Communications, Inc. bank term loan FRN
4s, 2020	373,763	370,960

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	469,641	452,616

		9,346,059
Consumer staples (0.4%)
CEC Entertainment, Inc. bank term loan FRN
Ser. B, 4s, 2021	553,000	537,101

Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	380,000	344,613

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	310,000	309,903

		1,191,617

SENIOR LOANS (5.5%)* [c] cont.	Principal amount	Value

Energy (0.5%)
Fieldwood Energy, LLC bank term loan FRN
8 3/8s, 2020	$705,000	$536,681

Offshore Group Investment, Ltd. bank term loan
FRN Ser. B, 5 3/4s, 2019 (Cayman Islands)	229,713	140,125

Shelf Drilling Holdings, Ltd. bank term loan FRN
10s, 2018 ‡‡	490,000	352,800

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s,
2018 (Canada)	247,398	231,421

		1,261,027
Financials (—%)
iStar Financial, Inc. bank term loan FRN Ser. A2,
7s, 2017 R	124,805	127,457

		127,457
Health care (0.3%)
Concordia Healthcare Corp. bank term loan FRN
Ser. B, 4 3/4s, 2022 (Canada)	200,000	200,583

Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s,
2021 (Netherlands)	491,652	488,140

		688,723
Technology (0.2%)
Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	605,120	583,815

		583,815
Transportation (0.2%)
Air Medical Group Holdings, Inc. bank term loan
FRN Ser. B, 4 1/2s, 2022	570,000	565,487

		565,487
Utilities and power (0.4%)
Texas Competitive Electric Holdings Co., LLC bank
term loan FRN 4.671s, 2017	1,769,778	1,013,198

Texas Competitive Electric Holdings Co., LLC bank
term loan FRN 4.671s, 2017	18,164	10,399

		1,023,597
Total senior loans (cost $16,860,606)		$15,401,252

COMMON STOCKS (1.5%)*	Shares	Value

Ally Financial, Inc. †	30,690	$688,377

CIT Group, Inc.	9,745	453,045

Connacher Oil and Gas, Ltd. (Canada) †	13,031	21,531

DISH Network Corp. Class A †	8,260	559,285

EP Energy Corp. Class A †	31,460	400,486

General Motors Co.	7,902	263,374

Hilton Worldwide Holdings, Inc. †	10,275	283,076

Huntsman Corp.	17,300	381,811

Live Nation Entertainment, Inc. †	6,475	177,998

Lone Pine Resources Canada, Ltd. (Canada) † F	24,322	973

Lone Pine Resources, Inc. Class A (Canada) † F	24,322	973

Penn National Gaming, Inc. †	30,400	557,840

Seventy Seven Energy, Inc. †	16,265	69,777

Spectrum Brands Holdings, Inc.	3,325	339,117

Tribune Co. Class 1C F	93,841	23,460

Vantage Drilling Co. †	211,443	39,984

Total common stocks (cost $4,834,292)		$4,261,107

Putnam VT High Yield Fund 13

CONVERTIBLE PREFERRED STOCKS (1.2%)*	Shares	Value

Allergan PLC 5.50% cv. pfd.	636	$663,081

American Tower Corp. $5.50 cv. pfd. R	5,675	566,081

Crown Castle International Corp. Ser. A,
$4.50 cv. pfd. R	3,850	397,320

EPR Properties Ser. C, $1.438 cv. pfd. R	18,552	426,117

Frontier Communications Corp. $11.25
cum. cv. pfd. †	3,136	311,836

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	9,800	661,500

Tyson Foods, Inc. $2.375 cv. pfd.	7,630	393,021

Total convertible preferred stocks (cost $3,260,564)		$3,418,956

CONVERTIBLE BONDS AND NOTES (0.5%)*	Principal amount	Value

iStar Financial, Inc. cv. sr. unsec.
unsub. notes 3s, 2016 R	$418,000	$503,690

Jazz Technologies, Inc. company
guaranty cv. sr. unsec. bonds 8s, 2018	323,000	535,574

ON Semiconductor Corp. 144A cv. company
guaranty sr. unsec. unsub. notes 1s, 2020	307,000	303,738

Total convertible bonds and notes (cost $1,058,995)		$1,343,002

PREFERRED STOCKS (0.4%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	541	$546,664

Citigroup, Inc. Ser. K, $1.719 ARP	7,200	191,952

M/I Homes, Inc. Ser. A, $2.438 pfd.	14,167	375,142

Total preferred stocks (cost $836,810)		$1,113,758

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

General Motors Co.	7/10/19	$18.33	5,869	$94,197

Total warrants (cost $87,637)				$94,197

SHORT-TERM INVESTMENTS (3.5%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.10% L	Shares 9,629,877	$9,629,877

U.S. Treasury Bills 0.02%, August 20, 2015 §	$99,000	98,998

Total short-term investments (cost $9,728,875)		$9,728,875

Total investments (cost $285,627,608)		$279,079,706

Key to holding’s currency abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2015 through June 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $281,914,212.

## Forward commitment, in part or in entirety (Note 1).

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $2,952,956 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

14 Putnam VT High Yield Fund

FORWARD CURRENCY CONTRACTS at 6/30/15 (aggregate face value $3,920,210) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Euro	Sell	9/16/15	$33,258	$32,725	$(533)

Barclays Bank PLC

	Canadian Dollar	Sell	7/15/15	132,563	136,148	3,585

Credit Suisse International

	Euro	Sell	9/16/15	1,176,857	1,157,972	(18,885)

Goldman Sachs International

	Euro	Buy	9/16/15	268,294	271,478	(3,184)

JPMorgan Chase Bank N.A.

	Canadian Dollar	Buy	7/15/15	146,412	144,482	1,930

	Euro	Buy	9/16/15	161,602	159,066	2,536

State Street Bank and Trust Co.

	Canadian Dollar	Sell	7/15/15	595,574	587,357	(8,217)

UBS AG

	British Pound	Sell	9/16/15	1,138,220	1,104,602	(33,618)

	Euro	Buy	9/16/15	324,989	326,380	(1,391)

Total						$(57,777)

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/15 (Unaudited)
					Payments	Unrealized
		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	Date	fund per annum	(depreciation)

NA HY Series 24 Index	B+/P	$203,974	$2,880,900	6/20/20	500 bp	$20,475

Total		$203,974				$20,475

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at June 30, 2015. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Putnam VT High Yield Fund 15

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$381,811	$—	$—

Communication services	559,285	—	—

Consumer cyclicals	1,282,288	—	23,460

Consumer staples	339,117	—	—

Energy	531,778	—	1,946

Financials	1,141,422	—	—

Total common stocks	4,235,701	—	25,406

Convertible bonds and notes	$—	$1,343,002	$—

Convertible preferred stocks	661,500	2,757,456	—

Corporate bonds and notes	—	243,694,766	23,793

Preferred stocks	191,952	921,806	—

Senior loans	—	15,401,252	—

Warrants	94,197	—	—

Short-term investments	9,629,877	98,998	—

Totals by level	$14,813,227	$264,217,280	$49,199

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(57,777)	$—

Credit default contracts	—	(183,499)	—

Totals by level	$—	$(241,276)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

16 Putnam VT High Yield Fund

Statement of assets and liabilities
6/30/15 (Unaudited)

Assets

Investment in securities, at value, including of securities on loan (Note 1):

Unaffiliated issuers (identified cost $275,997,731)	$269,449,829

Affiliated issuers (identified cost $9,629,877) (Notes 1 and 5)	9,629,877

Cash	308,205

Dividends, interest and other receivables	4,273,155

Receivable for shares of the fund sold	132,781

Receivable for investments sold	4,744,522

Unrealized appreciation on forward currency contracts (Note 1)	8,051

Prepaid assets	9,141

Total assets	288,555,561

Liabilities

Payable for investments purchased	2,051,547

Payable for purchases of delayed delivery securities (Note 1)	430,000

Payable for shares of the fund repurchased	3,628,165

Payable for compensation of Manager (Note 2)	134,448

Payable for custodian fees (Note 2)	7,543

Payable for investor servicing fees (Note 2)	35,203

Payable for Trustee compensation and expenses (Note 2)	176,696

Payable for administrative services (Note 2)	940

Payable for distribution fees (Note 2)	16,058

Payable for variation margin (Note 1)	14,574

Unrealized depreciation on forward currency contracts (Note 1)	65,828

Other accrued expenses	80,347

Total liabilities	6,641,349

Net assets	$281,914,212

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$334,882,179

Undistributed net investment income (Note 1)	7,258,519

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(53,642,456)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(6,584,030)

Total — Representing net assets applicable to capital shares outstanding	$281,914,212

Computation of net asset value Class IA

Net assets	$211,920,646

Number of shares outstanding	32,541,837

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.51

Computation of net asset value Class IB

Net assets	$69,993,566

Number of shares outstanding	10,836,746

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.46

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 17

Statement of operations
Six months ended 6/30/15 (Unaudited)

Investment income

Interest (including interest income of $4,986 from investments in affiliated issuers) (Note 5)	$9,581,916

Dividends	140,063

Total investment income	9,721,979

Expenses

Compensation of Manager (Note 2)	846,501

Investor servicing fees (Note 2)	107,292

Custodian fees (Note 2)	10,632

Trustee compensation and expenses (Note 2)	9,142

Distribution fees (Note 2)	101,399

Administrative services (Note 2)	3,105

Other	77,021

Total expenses	1,155,092

Expense reduction (Note 2)	—

Net expenses	1,155,092

Net investment income	8,566,887

Net realized gain on investments (Notes 1 and 3)	3,194,746

Net realized gain on swap contracts (Note 1)	9,219

Net realized gain on foreign currency transactions (Note 1)	228,918

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(120,462)

Net unrealized depreciation of investments, and swap contracts during the period	(3,834,449)

Net loss on investments	(522,028)

Net increase in net assets resulting from operations	$8,044,859

Statement of changes in net assets

	Six months ended	Year ended
	6/30/15*	12/31/14

Decrease in net assets

Operations:

Net investment income	$8,566,887	$20,353,279

Net realized gain on investments and foreign currency transactions	3,432,883	9,664,035

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(3,954,911)	(21,615,124)

Net increase in net assets resulting from operations	8,044,859	8,402,190

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(15,550,000)	(17,017,900)

Class IB	(5,539,033)	(6,582,819)

Decrease from capital share transactions (Note 4)	(9,876,909)	(66,162,473)

Total decrease in net assets	$(22,921,083)	$(81,361,002)

Net assets:

Beginning of period	304,835,295	386,196,297

End of period (including undistributed net investment income of $7,258,519 and $19,780,665, respectively)	$281,914,212	$304,835,295

* Unaudited.

The accompanying notes are an integral part of these financial statements.

18 Putnam VT High Yield Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/15†	$6.82	.19	(.01)	.18	(.49)	(.49)	$6.51	2.58 *	$211,921	.34*	2.83*	20 *

12/31/14	7.13	.39	(.25)	.14	(.45)	(.45)	6.82	1.91	233,920.72		5.60	45

12/31/13	7.09	.44	.11	.55	(.51)	(.51)	7.13	8.10	283,240.74		6.25	43

12/31/12	6.61	.48	.55	1.03	(.55)	(.55)	7.09	16.34	305,127.75		7.04	47

12/31/11	7.03	.51	(.37)	.14	(.56)	(.56)	6.61	1.85	283,942.74		7.57	57

12/31/10	6.64	.53	.38	.91	(.52)	(.52)	$7.03	14.54	315,694.75		7.91	73

Class IB

6/30/15†	$6.75	.18	(.01)	.17	(.46)	(.46)	$6.46	2.59 *	$69,994	.47*	2.70 *	20 *

12/31/14	7.07	.37	(.26)	.11	(.43)	(.43)	6.75	1.56	70,915.97		5.36	45

12/31/13	7.03	.41	.12	.53	(.49)	(.49)	7.07	7.85	102,957.99		5.98	43

12/31/12	6.56	.46	.54	1.00	(.53)	(.53)	7.03	16.01	92,450	1.00	6.79	47

12/31/11	6.97	.49	(.36)	.13	(.54)	(.54)	6.56	1.75	96,535.99		7.34	57

12/31/10	6.60	.51	.37	.88	(.51)	(.51)	6.97	14.04	122,982	1.00	7.67	73

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 19

Notes to financial statements 6/30/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2015 through June 30, 2015.

Putnam VT High Yield Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations. Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

20 Putnam VT High Yield Fund

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, and for hedging market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $65,828 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No

Putnam VT High Yield Fund 21

provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2014, the fund had a capital loss carryover of $56,427,025 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$20,035,795	N/A	$20,035,795	12/31/16

36,391,230	N/A	36,391,230	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $286,275,922, resulting in gross unrealized appreciation and depreciation of $7,109,317 and $14,305,533, respectively, or net unrealized depreciation of $7,196,216.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 30.3% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through April 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% (0.10% prior to January 1, 2015) of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$78,940
Class IB	28,352

Total	$107,292

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $178, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$101,399

22 Putnam VT High Yield Fund

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$57,018,345	$76,482,925

U.S. government securities (Long-term)	—	—

Total	$57,018,345	$76,482,925

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares					Class IB shares
	Six months ended 6/30/15		Year ended 12/31/14		Six months ended 6/30/15		Year ended 12/31/14

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	1,854,982	$12,460,564	4,406,099	$31,005,815	4,523,828	$30,393,858	8,607,881	$59,611,582

Shares issued in connection with
reinvestment of distributions	2,392,308	15,550,000	2,480,743	17,017,900	858,765	5,539,033	966,640	6,582,819

	4,247,290	28,010,564	6,886,842	48,023,715	5,382,593	35,932,891	9,574,521	66,194,401

Shares repurchased	(6,010,668)	(40,487,783)	(12,326,121)	(86,242,555)	(5,044,520)	(33,332,581)	(13,642,744)	(94,138,034)

Net increase (decrease)	(1,763,378)	$(12,477,219)	(5,439,279)	$(38,218,840)	338,073	$2,600,310	(4,068,223)	$(27,943,633)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund *	$8,023,236	$63,616,047	$62,009,406	$4,986	$9,629,877

Total	$8,023,236	$63,616,047	$62,009,406	$4,986	$9,629,877

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$3,600,000

Centrally cleared credit default contracts (notional)	$1,200,000

Warrants (number of warrants)	120,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	$—	Unrealized depreciation	$183,499*

Foreign exchange contracts	Receivables	8,051	Payables	65,828

Equity contracts	Investments	94,197		—

Total		$102,248		$249,327

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Putnam VT High Yield Fund 23

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$9,219	$9,219

Foreign exchange contracts	—	235,831	—	$235,831

Equity contracts	212	—	—	$212

Total	$212	$235,831	$9,219	$245,262

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$20,475	$20,475

Foreign exchange contracts	—	(124,427)	—	$(124,427)

Equity contracts	(333)	—	—	$(333)

Total	$(333)	$(124,427)	$20,475	$(104,285)

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total

Assets:

Centrally cleared credit default contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—

Forward currency contracts#	—	3,585	—	—	—	4,466	—	—	8,051

Total Assets	$—	$3,585	$—	$—	$—	$4,466	$—	$—	$8,051

Liabilities:

Centrally cleared credit default contracts§	—	—	14,574	—	—	—	—	—	14,574

Forward currency contracts#	533	—	—	18,885	3,184	—	8,217	35,009	65,828

Total Liabilities	$533	$—	$14,574	$18,885	$3,184	$—	$8,217	$35,009	$80,402

Total Financial and Derivative Net Assets	$(533)	$3,585	$(14,574)	$(18,885)	$(3,184)	$4,466	$(8,217)	$(35,009)	$(72,351)

Total collateral received (pledged)† ##	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(533)	$3,585	$(14,574)	$(18,885)	$(3,184)	$4,466	$(8,217)	$(35,009)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

24 Putnam VT High Yield Fund	Putnam VT High Yield Fund 25

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions,

26   Putnam VT High Yield Fund

acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

2nd	1st	2nd

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 112, 105 and 90 funds, respectively, in your fund’s Lipper peer group. (When considering performance

Putnam VT High Yield Fund 27

information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

28 Putnam VT High Yield Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT High Yield Fund 29

This report has been prepared for the shareholders		H511
of Putnam VT High Yield Fund.	VTSA034 295626	8/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2015